UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)   March 1, 2005

Ashlin Development Corporation

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-29245	65-0452156
(Commission File Number)	(IRS Employer Identification No.)

4400 North Federal Highway, Suite 210, Boca Raton, Florida 33431

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code   (561) 391-6196

Health & Nutrition Systems International, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On March 3, 2005 (the “Effective Date”), Ashlin Development Corporation (the “Company”) entered into a letter agreement with Mr. James A. Brown, the Company’s Chief Executive Officer and the Chairman of the Board of its Board of Directors (the “Letter Agreement”), pursuant to which the Company issued to Mr. Brown an additional 320,000 shares of common stock of the Company in consideration of Mr. Brown’s continued services to the Company and in recognition of the Company’s successful emergence from reorganization. In accordance with the terms of the Letter Agreement, the Company has the right to repurchase the shares at the closing price of the common stock on the Effective Date if Mr. Brown leaves the Company or if he is terminated for cause, in each case prior to the expiration of the initial term of his employment agreement. The Company’s right to repurchase terminates in the event of a change of control of the Company.

Item 3.02

Unregistered Sales of Equity Securities

On March 1, 2005 the Company entered into a consulting agreement with Global Business Resources Inc. (“GBRI”), pursuant to which GBRI was engaged as a non-exclusive consultant to the Company to assist the Company with the development of its strategic plan and the identification, negotiation and consummation of strategic relationships. The agreement continues on a month-to-month basis and may be terminated by either party upon 30 days written notice. The agreement provides that, commencing on the March 1, 2005, the Company will pay to GBRI a monthly fee of $2,000 for ongoing advisory consulting services. On March 1, 2005 the Company issued 100,000 shares of its common stock to CBRI as additional consideration for GBRI’s services. The Company has the right to repurchase 80,000 of the shares if the agreement is terminated during prior to April 1, 2005; the repurchase right decreases by 20,000 shares during each of the four calendar months thereafter. The Company’s right to repurchase shall terminate in the event of a change of control of the Company.

The Item 1.01 disclosure above and of our Current Report on Form 8-K dated January 28, 2005 is incorporated herein by reference.

The shares issued to Mr. Brown and GBRI have been issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, in reliance upon representations received from GBRI and Mr. Brown.

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits.

Exhibit

Number

Description

10.1

Letter Agreement dated March 3, 2005, between the Company and Mr. Brown.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLIN DEVELOPMENT CORPORATION

By:	/s/ JAMES A. BROWN
James A. Brown
Chief Executive Officer

Date: March 7, 2005

Exhibit Index

Exhibit

Number

Description

10.1

Letter Agreement dated March 3, 2005, between the Company and Mr. Brown.